UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 14, 2005
                                                  ----------------------------


                           Netsmart Technologies, Inc.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

  Delaware                           0-21177                      13-3680154
------------------------------------------------------------------------------
(State or other                    (Commission                  (IRS Employer
 jurisdiction of                   File Number)                 Identification
 incorporation)                                                 Number)

3500 Sunrise Highway, Suite D-122, Great River, New York             11739
------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code:     (631) 968-2000
                                                  ----------------------------

                                       N/A
------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

9 Written  communications  pursuant to Rule 425 under the Securities Act (17 CFR
  230.425)
9 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240
  .14a-12)
9 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
9 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     At the 2005 Annual Meeting of Stockholders held on July 14, 2005, the stockholders of the Registrant approved the 2001 Long-Term Incentive Plan, as Amended (the "Plan").

     The principal features of the Plan are summarized in the Registrant's definitive proxy statement filed with the Securities and Exchange Commission on May 26, 2005 in connection with the 2005 Annual Meeting, as amended by the Board of Directors of Registrant on June 16, 2005 and described in the Form 8-K filed with the Commission on June 21, 2005

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           Netsmart Technologies, Inc.

                           By:/s/James L. Conway
                              -------------------------------------------------
                              James L. Conway
                              Chairman of the Board and Chief Executive Officer



Date:  July 14, 2005